                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[271,288,000] (APPROXIMATE)
                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-8HE

                             [THE WINTER GROUP LOGO]

                         OCWEN FINANCIAL SERVICES, INC.
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                NOVEMBER 19, 2003

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material, except to the extent provided in the following paragraph.

Notwithstanding anything else to the contrary in these Computational Materials, each addressee hereof (and each employee, representative or other agent of each addressee) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the securities described herein and all materials of any kind (including opinions or other tax analyses) that are provided to each addressee relating to such tax treatment and tax structure.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                                   TERM SHEET
                                NOVEMBER 19, 2003

                              TERWIN MORTGAGE TRUST
                           ASSET-BACKED CERTIFICATES,
                              SERIES TMTS 2003-8HE

                          $[271,288,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                              EXPECTED    STATED
                                        WAL(YRS)     PAYMENT WINDOW                            FINAL      FINAL
               APPROX                   (CALL(4)/      (CALL (4)/        PAYMENT  INTEREST    MATURITY   MATURITY  EXPECTED RATINGS
CLASS         SIZE ($)      COUPON      MATURITY)       MATURITY)         DELAY    ACCRUAL      (4)        (5)       (MOODY'S/S&P)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A      228,938,000  LIBOR + [ ]  2.88 / 3.14  1 - 101 / 1 - 227       0     Actual/360  05/2012    11/2034      Aaa/AAA
                          (1),(2)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS S(6)   Notional     1.80% -          N/A              N/A             0     Actual/360   N/A         N/A        Aaa/AAA
                          LIBOR (7)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-1    16,500,000   LIBOR + [ ]  5.52 / 6.10  38 - 101 / 38 - 182     0     Actual/360  05/2012    11/2034      Aa2/AA+
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-2    12,375,000   LIBOR + [ ]  5.50 / 6.01  37 - 101 / 37 - 164     0     Actual/360  05/2012    11/2034      A2/A+
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M-3    4,125,000    LIBOR + [ ]  5.49 / 5.88  37 - 101 / 37 - 141     0     Actual/360  05/2012    11/2034      A3/A-
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-1    3,300,000    LIBOR + [ ]  5.49 / 5.78  37 - 101 / 37 - 129     0     Actual/360  05/2012    11/2034      Baa1/BBB+
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-2    3,025,000    LIBOR + [ ]  5.49 / 5.61  37 - 101 / 37 - 116     0     Actual/360  05/2012    11/2034      Baa2/BBB
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
CLASS B-3    3,025,000    LIBOR + [ ]  5.23 / 5.23  37 - 100 / 37 - 100     0     Actual/360  04/2012    11/2034      Baa3/BBB-
                          (1),(3)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL        271,288,000
OFFERED:
-----------------------------------------------------------------------------------------------------------------------------------

1)       Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin with respect to each subsequent Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins with respect to each subsequent Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any Distribution Date, will equal the aggregate outstanding principal balance of the Offered Certificates.

7) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.80% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (x) the product of (I) the weighted average net mortgage rate of the Mortgage Loans and (II) a fraction, the numerator of which is 30 and the denominator of which is the number of actual days in the related accrual period, over (y) One-Month LIBOR plus the applicable margin for such class of Offered Certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                          212-449-3659     scott_soltas@ ml.com
Charles Sorrentino                    212-449-3659     charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                           212-449-0752     matt_whalen@ml.com
Paul Park                             212-449-6380     paul_park@ml.com
Ted Bouloukos                         212-449-5029     ted_bouloukos@ml.com
Fred Hubert                           212-449-5071     fred_hubert.ml.com
Alan Chan                             212-449-8140     alan_chan.ml.com
Alice Chang                           212-449-1701     alice_chang.ml.com
Sonia Lee                             212-449-5067     sonia_lee@ml.com
Amanda Dezutter                       212-449-0725     amanda_dezutter@ ml.com

ABS RESEARCH
Glenn Costello                        212-449-4457     glenn_costello@ ml.com

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

TITLE OF OFFERED           Terwin Mortgage Trust Asset-Backed Certificates,
CERTIFICATES               Series TMTS 2003-8HE

                           Class A Certificates and Class S Certificates (collectively, the "Senior Certificates"), Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), Class B-1, Class B-2 and Class B-3 Certificates (collectively, the "Class B Certificates")

UNDERWRITERS               Merrill Lynch, Pierce, Fenner & Smith Incorporated

SELLER                     Terwin Advisors LLC

SERVICER                   Ocwen Financial Services, Inc.

TRUSTEE                    Wells Fargo Bank Minnesota, N.A.

LOSS MITIGATION            [The Murrayhill Company]
ADVISOR

CUT-OFF DATE               December 1, 2003

PRICING DATE               On or about November [ ], 2003

CLOSING DATE               On or about December [29], 2003

DISTRIBUTION DATES         Distribution of principal and interest on the
                           certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January
                           2004.

ERISA CONSIDERATIONS       The offered certificates will be ERISA eligible as of
                           the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA
                           Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT           The offered certificates will not constitute
                           "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                 For federal income tax purposes, the Trust Fund will
                           include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit"
                           ("REMIC").

OPTIONAL TERMINATION       The Servicer has the option to terminate the trust
                           when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                           Loans as of the Cut-Off Date.

MORTGAGE LOANS             The mortgage pool will consist of fixed rate and
                           adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") underwritten to The
                           Winter Group program Underwriting Guidelines or the guidelines of the applicable originators and will be serviced by Ocwen Financial Services, Inc. On the
                           Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately
                           [$275,000,000].

TOTAL DEAL SIZE            Approximately $[271,288,000]

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

ADMINISTRATIVE FEES        The Servicer, Trustee, Loss Mitigation Advisor and
                           lender paid mortgage insurers will be paid fees aggregating to a weighted average of approximately
                           [60.9] bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                           1.    Mortgage Insurance

                           2.    Excess interest

                           3.    Over-Collateralization

                           4.    Subordination

MORTGAGE INSURANCE         As of the cut-off date, approximately 5.71% of the
                           mortgage loans will be covered by lender paid mortgage insurance; approximately 4.03%, 1.55% and 0.13% of the mortgage loans will be covered by mortgage insurance policies issued by Mortgage
                           Guaranty Insurance Corporation, Radian Guaranty, and
                           PMI, respectively. The mortgage insurance policies will only cover losses pursuant to formulas described in such related policies, down to approximately 60% of the value of the related mortgaged property. As of the cut-off date, approximately 12.44% of the mortgage loans will be covered by borrower paid mortgage insurance.

EXCESS INTEREST            Excess interest cashflow will be available as credit
                           enhancement.

OVER-COLLATERALIZATION     The over-collateralization ("O/C") amount is equal to
                           the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing Date, the over-collateralization amount will equal approximately [1.35]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.35% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                           Initial: [1.35]% of original principal balance of the
                                    Mortgage Loans
                           Target: [1.35]% of original principal balance of the Mortgage Loans before stepdown
                                    [2.70]% of current principal balance of the Mortgage Loans on or after stepdown
                           Floor: 0.50% of original principal balance of the Mortgage Loans

SUBORDINATION:
(1) includes OC             CLASSES        RATING (M/S)      SUBORDINATION (1)
                           ---------       ------------      -----------------
                            Class A          Aaa / AAA            16.75%
                           Class M-1         Aa2 / AA+            10.75%
                           Class M-2          A2 / A+              6.25%
                           Class M-3          A3 / A-              4.75%
                           Class B-1        Baa1 / BBB+            3.55%
                           Class B-2        Baa2 / BBB             2.45%
                           Class B-3        Baa3 / BBB-            1.35%

CLASS SIZES:                CLASSES         RATING (M/S)        CLASS SIZES
                            Class A          Aaa / AAA            83.25%
                           Class M-1         Aa2 / AA+             6.00%
                           Class M-2          A2 / A+              4.50%
                           Class M-3          A3 / A-              1.50%
                           Class B-1        Baa1 / BBB+            1.20%
                           Class B-2        Baa2 / BBB             1.10%
                           Class B-3        Baa3 / BBB-            1.10%

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

INTEREST ACCRUAL           Interest will initially accrue from the Closing Date
                           to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP             If the 10% clean-up call for the Certificates is not
                           exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                           Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                           Class B-1, Class B-2, and Class B-3 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP        The pass-through rates of the Class A, the Class M-1,
                           Class M-2, Class M-3, Class B-1, Class B-2, and Class
                           B-3 Certificates will be subject to the "Available
                           Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. "Net Mortgage
                           Rate" means, with respect to any mortgage loan the mortgage rate less the Administrative Fees.

1ML CAP CONTRACTS          The trust fund will own two one-month LIBOR Cap
                           contracts purchased for the benefit of the offered certificates. The trust fund will receive a payment under the cap contracts with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date shown in the tables appearing on pages 22 and 23. Payments received on the cap contracts will be available to pay Carryover to the holders of the Offered Certificates, other than the Class S Certificates (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B
                           Certificates has been reduced to zero).

MAXIMUM RATE CAP           The pass-through rate of the Certificates (other than
                           the Class S Certificates) will also be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans, multiplied by 30 and divided by the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL                  If on any Distribution Date the pass-through rate is
REIMBURSEMENT              limited by the Available Funds Cap, the amount of
                           additional interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid
                           (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

CASHFLOW PRIORITY          1.  Repayment of any unreimbursed Servicer advances.
<Preliminary and
Subject to Revision>       2.  Servicing Fees, Trustee Fees, Loss Mitigation
                               Advisor Fees, and Mortgage Insurance Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A and Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap (1).

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates (1).

                           (1.) Amounts received on the 1ML Cap contracts will only be available to the offered certificates (other than the Class S Certificates) to make payments in respect of Carryover (other than Carryover resulting from the fact that realized losses are not allocated to the Class A Certificates after the aggregate principal balance of the Class M and Class B Certificates has been reduced to zero). Any amounts received on the 1ML Cap contracts not used to pay such Carryover will be paid to certificates other than the offered certificates.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

         All scheduled and unscheduled principal received from the Mortgage Loans plus excess interest to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

         After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A                         33.50%*
CLASS M-1                       21.50%*
CLASS M-2                       12.50%*
CLASS M-3                        9.50%*
CLASS B-1                        7.10%*
CLASS B-2                        4.90%*
CLASS B-3                        2.70%*

                                *Includes O/C

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the January 2007 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS          The first Distribution Date on which the Senior
PRINCIPAL                  Enhancement Percentage (i.e., the sum of the
DISTRIBUTION               outstanding principal balance of the subordinate
DATE                       Certificates and the O/C amount divided by the
                           aggregate stated principal balance of the Mortgage
                           Loans) is greater than or equal to the Senior
                           Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                           SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                           33.50%
                           or
                           (15.40% + 1.35%)*2

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]            COMPUTATIONAL MATERIALS FOR SERIES TMTS 2003-8HE

STEP DOWN LOSS        The situation that exists with respect to any Distribution
TRIGGER EVENT         Date after the Stepdown Date, if (a) the quotient of (1)
<Preliminary and      the aggregate Stated Principal Balance of all Mortgage
foreclosure Subject   Loans 60 or more days delinquent, measured on a rolling
to Revision>          three month basis (including Mortgage Loans in and REO
                      Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance
                      Date, equals or exceeds the product of (i) [TBD] and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage.

 DISTRIBUTION DATE OCCURRING                           REQUIRED LOSS PERCENTAGE
 ---------------------------                           ------------------------
January 2007 - December 2007              [TBD] with respect to January 2007, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2008 - December 2008              [TBD] with respect to January 2008, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2009 - December 2009              [TBD] with respect to January 2009, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2010 - December 2010              [TBD] with respect to January 2010, plus an additional
                                          1/12th of [TBD] for each month thereafter
January 2011 and thereafter               [TBD]

                      (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS            The Certificates will be offered pursuant to a Prospectus
                      which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES  The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding. On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$275,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

--------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

Aggregate Outstanding Principal Balance (1)         $294,962,257
Aggregate Original Principal Balance                $295,363,192
Number of Mortgage Loans                                   1,583

                                   MINIMUM                MAXIMUM                     AVERAGE (2)
                                   -------                -------                     -----------
Original Principal Balance         $3,700                $1,200,000                     $186,584
Outstanding Principal Balance      $3,357                $1,200,000                     $186,331

                                   MINIMUM               MAXIMUM                  WEIGHTED AVERAGE (3)
                                   -------               -------                  --------------------
Original Term (mos)                   60                    360                            349
Stated remaining Term (mos)           48                    359                            345
Loan Age (mos)                         1                     23                              3
Current Interest Rate              4.250%                14.990%                         7.270%
Initial Interest Rate Cap          1.000%                 6.000%                         2.958%
Periodic Rate Cap                  1.000%                 5.000%                         1.099%
Gross Margin                       2.250%                10.625%                         4.931%
Maximum Mortgage Rate              9.250%                18.200%                        13.200%
Minimum Mortgage Rate              2.250%                11.700%                         6.185%
Months to Roll                         1                     58                             27
Original Loan-to-Value             11.66%                100.00%                         77.70%
Credit Score (4)                     500                    810                            646

                                EARLIEST                        LATEST
                                --------                        ------
Maturity Date                   12/01/07                       11/01/33

LIEN POSITION                         PERCENT OF MORTGAGE POOL
-------------                         ------------------------
1st Lien                                      99.62%
2nd Lien                                       0.38%

OCCUPANCY                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Primary                                       85.66%
Second Home                                    1.03%
Investment                                    13.31%

LOAN TYPE                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Fixed Rate                                    53.40%
ARM                                           46.60%

YEAR OF ORIGINATION            PERCENT OF MORTGAGE POOL
-------------------            ------------------------
2001                                     0.02%
2002                                     2.11%
2003                                    97.87%

    LOAN PURPOSE               PERCENT OF MORTGAGE POOL
    ------------               ------------------------
Purchase                                45.96%
Refinance - Rate Term                   10.06%
Refinance - Cashout                     43.98%

   PROPERTY TYPE                  PERCENT OF MORTGAGE POOL
   -------------                  ------------------------
Single Family Residence                   66.30%
Townhouse                                  0.65%
Condominium                                4.83%
Two-to-Four Family                        18.82%
Cooperative                                0.10%
Planned Unit Development                   8.50%
Manufactured Housing                       0.60%
Mixed Use                                  0.21%

(1) On the Closing Date, it is expected that the final mortgage pool will have an aggregate stated principal balance as of the Cut-Off Date of approximately [$275,000,000]. We do not expect the material characteristics of the mortgage pool on the Closing Date to differ from the approximate characteristics described in the following tables.

(2) Sum of Principal Balance divided by total number of loans.

(3) Weighted by Outstanding Principal Balance.

(4) Minimum and Weighting only for loans with scores.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MORTGAGE RATES

                                          AGGREGATE                             WEIGHTED    AVERAGE      WEIGHTED
                                          PRINCIPAL     PERCENT OF    WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE    PERCENT
                            NUMBER OF      BALANCE       MORTGAGE     AVERAGE    CREDIT     BALANCE      ORIGINAL      FULL
RANGE OF MORTGAGE RATES  MORTGAGE LOANS  OUTSTANDING       POOL        COUPON    SCORE    OUTSTANDING       LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
5.500% or less                  63       $ 14,882,549       5.05%       5.225%    700     $    236,231     70.58%      40.39%
----------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                96         24,505,243       8.31        5.878     692          255,263     68.52       40.62
----------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%               188         40,514,864      13.74        6.352     676          215,505     74.84       31.52
----------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%               268         59,604,103      20.21        6.830     663          222,403     77.18       28.09
----------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%               250         49,973,739      16.94        7.344     642          199,895     79.58       39.36
----------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%               275         47,596,890      16.14        7.824     627          173,080     81.79       51.74
----------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%               175         26,334,483       8.93        8.331     615          150,483     81.96       44.80
----------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                94         15,315,434       5.19        8.813     595          162,930     82.14       40.10
----------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                42          5,267,835       1.79        9.335     566          125,425     81.83       66.29
----------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%               39          5,050,421       1.71        9.843     560          129,498     72.92       35.47
----------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%              19          1,549,214       0.53       10.340     552           81,538     81.78       37.69
----------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%              27          2,558,948       0.87       10.811     561           94,776     80.69       42.14
----------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%              14            730,953       0.25       11.221     584           52,211     68.48       49.63
----------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%               8            329,018       0.11       11.840     553           41,127     82.72       81.13
----------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%               9            361,808       0.12       12.263     539           40,201     77.34       83.43
----------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%              11            241,463       0.08       12.869     539           21,951     81.37      100.00
----------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%               1             16,821       0.01       13.240     521           16,821     79.80        0.00
----------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%               1              9,933       0.00       13.990     559            9,933     95.00      100.00
----------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%               1            102,737       0.03       14.500     657          102,737    100.00        0.00
----------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%               2             15,800       0.01       14.852     541            7,900     90.51      100.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                        1,583       $294,962,257     100.00%       7.270%    646     $    186,331     77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.250% per annum to 14.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.270% per annum.

REMAINING MONTHS TO STATED MATURITY

                                      AGGREGATE                                    WEIGHTED    AVERAGE         WEIGHTED
     RANGE OF                         PRINCIPAL        PERCENT OF    WEIGHTED      AVERAGE     PRINCIPAL        AVERAGE    PERCENT
 REMAINING MONTHS     NUMBER OF        BALANCE          MORTGAGE     AVERAGE        CREDIT      BALANCE        ORIGINAL      FULL
TO STATED MATURITY  MORTGAGE LOANS   OUTSTANDING          POOL        COUPON        SCORE     OUTSTANDING         LTV        DOC
----------------------------------------------------------------------------------------------------------------------------------
37 to 48                    1        $      3,485          0.00%      12.990%        557     $      3,485        90.00%     100.00%
----------------------------------------------------------------------------------------------------------------------------------
49 to 60                    5              19,764          0.01       11.301         554            3,953        94.99      100.00
----------------------------------------------------------------------------------------------------------------------------------
73 to 84                    1              27,498          0.01        7.990         568           27,498        37.33      100.00
----------------------------------------------------------------------------------------------------------------------------------
109 to 120                  7             238,588          0.08       10.010         563           34,084        68.53      100.00
----------------------------------------------------------------------------------------------------------------------------------
121 to 132                  1              52,322          0.02       10.660         512           52,322        57.61      100.00
----------------------------------------------------------------------------------------------------------------------------------
157 to 168                  3             609,728          0.21        8.249         614          203,243        73.15      100.00
----------------------------------------------------------------------------------------------------------------------------------
169 to 180                121          15,138,167          5.13        6.993         653          125,109        71.34       36.05
----------------------------------------------------------------------------------------------------------------------------------
229 to 240                 35           3,664,041          1.24        8.916         600          104,687        69.74       80.61
----------------------------------------------------------------------------------------------------------------------------------
289 to 300                  3             557,445          0.19        8.935         560          185,815        78.03      100.00
----------------------------------------------------------------------------------------------------------------------------------
337 to 348                 26           3,768,726          1.28        8.153         598          144,951        73.33       79.46
----------------------------------------------------------------------------------------------------------------------------------
349 to 360              1,380         270,882,494         91.84        7.241         648          196,292        78.25       38.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   1,583        $294,962,257        100.00%       7.270%        646     $    186,331        77.70%      39.28%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 48 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 345 months.

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                           AGGREGATE                               WEIGHTED      AVERAGE    WEIGHTED
   RANGE OF ORIGINAL                       PRINCIPAL       PERCENT OF   WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
     MORTGAGE LOAN         NUMBER OF        BALANCE         MORTGAGE     AVERAGE    CREDIT       BALANCE    ORIGINAL      FULL
  PRINCIPAL BALANCES    MORTGAGE LOANS    OUTSTANDING        POOL        COUPON     SCORE      OUTSTANDING    LTV          DOC
-------------------------------------------------------------------------------------------------------------------------------
$50,000 or less              107         $  3,227,778          1.09%      9.450%      600     $     30,166    76.72%      85.51%
-------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000          311           24,109,793          8.17       7.858       630           77,523    77.53       58.34
-------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000         353           43,782,493         14.84       7.516       637          124,030    77.35       47.54
-------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000         267           46,672,706         15.82       7.296       634          174,804    78.35       52.29
-------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000         202           45,475,175         15.42       7.153       642          225,125    78.37       35.12
-------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000         123           33,587,247         11.39       7.320       641          273,067    80.65       29.99
-------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000          63           20,221,374          6.86       7.201       646          320,974    79.44       25.30
-------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000          57           21,300,662          7.22       7.046       646          373,696    79.23       33.79
-------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000          29           12,295,437          4.17       7.026       682          423,981    80.37       17.17
-------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000          20            9,430,748          3.20       7.184       661          471,537    78.12       19.61
-------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000           7            3,682,954          1.25       6.555       687          526,136    78.46       14.10
-------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000          14            8,077,784          2.74       6.516       700          576,985    70.00       28.64
-------------------------------------------------------------------------------------------------------------------------------
$600,001 to $650,000          14            8,883,907          3.01       6.785       664          634,565    68.83       21.94
-------------------------------------------------------------------------------------------------------------------------------
$650,001 to $700,000           2            1,370,976          0.46       6.804       668          685,488    65.48      100.00
-------------------------------------------------------------------------------------------------------------------------------
$700,001 to $750,000           3            2,249,429          0.76       6.541       683          749,810    63.00       33.34
-------------------------------------------------------------------------------------------------------------------------------
$800,001 to $850,000           2            1,646,468          0.56       6.324       729          823,234    74.90      100.00
-------------------------------------------------------------------------------------------------------------------------------
$900,001 to $950,000           2            1,833,000          0.62       7.323       698          916,500    64.66        0.00
-------------------------------------------------------------------------------------------------------------------------------
$950,001 to $1,000,000         6            5,914,326          2.01       6.780       681          985,721    73.11       49.83
-------------------------------------------------------------------------------------------------------------------------------
$1,000,001 or greater          1            1,200,000          0.41       7.280       646        1,200,000    80.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                      1,583         $294,962,257        100.00%      7.270%      646     $    186,331    77.70%      39.28%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $3,357 to approximately $1,200,000 and the average outstanding principal balance of the Mortgage Loans was approximately $186,331

PRODUCT TYPES

                                                 AGGREGATE                            WEIGHTED     AVERAGE    WEIGHTED   PERCENT
                                                 PRINCIPAL    PERCENT OF    WEIGHTED  AVERAGE     PRINCIPAL    AVERAGE    FULL
                              NUMBER OF           BALANCE      MORTGAGE      AVERAGE   CREDIT      BALANCE    ORIGINAL     DOC
      PRODUCT TYPES         MORTGAGE LOANS      OUTSTANDING      POOL        COUPON    SCORE     OUTSTANDING     LTV       DOC
--------------------------------------------------------------------------------------------------------------------------------
Balloon Loans                     54           $  5,905,887       2.00%       9.235%    603     $    109,368   77.82%      57.74%
--------------------------------------------------------------------------------------------------------------------------------
5 to 9 Year Fixed Loans            7                 50,747       0.02        9.623     562            7,250   63.40      100.00
--------------------------------------------------------------------------------------------------------------------------------
10 to 14 Year Fixed Loans          6                159,533       0.05       11.196     520           26,589   69.00      100.00
--------------------------------------------------------------------------------------------------------------------------------
15 to 19 Year Fixed Loans         94             12,184,040       4.13        6.493     661          129,617   68.85       38.85
--------------------------------------------------------------------------------------------------------------------------------
20 to 24 Year Fixed Loans         15              1,684,158       0.57        7.879     616          112,277   63.78       73.60
--------------------------------------------------------------------------------------------------------------------------------
25 to 29 Year Fixed Loans          1                326,672       0.11        8.490     580          326,672   79.99      100.00
--------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans              717            137,191,304      46.51        7.325     645          191,341   77.56       44.01
--------------------------------------------------------------------------------------------------------------------------------
Six-Month LIBOR ARM                5              1,904,562       0.65        6.021     708          380,912   69.24       21.03
--------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR ARM                   445             89,758,592      30.43        7.245     645          201,705   79.80       31.20
--------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR ARM                   183             31,406,410      10.65        7.246     639          171,620   77.72       49.15
--------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR ARM                    56             14,390,351       4.88        6.816     694          256,971   76.21       11.94
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,583           $294,962,257     100.00%       7.270%    646     $    186,331   77.70%      39.28%
--------------------------------------------------------------------------------------------------------------------------------

---------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                           AGGREGATE                               WEIGHTED     AVERAGE    WEIGHTED
                                           PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL    AVERAGE     PERCENT
  STATE DISTRIBUTIONS       NUMBER OF       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL       FULL
OF MORTGAGED PROPERTIES   MORTGAGE LOANS  OUTSTANDING        POOL       COUPON      SCORE     OUTSTANDING     LTV          DOC
-------------------------------------------------------------------------------------------------------------------------------
Alabama                         3         $    338,378       0.11%       7.956%      573     $    112,793     78.45%      66.78%
-------------------------------------------------------------------------------------------------------------------------------
Alaska                          1              163,908       0.06        8.875       564          163,908     79.61      100.00
-------------------------------------------------------------------------------------------------------------------------------
Arizona                        27            3,704,562       1.26        7.213       672          137,206     82.12       47.87
-------------------------------------------------------------------------------------------------------------------------------
Arkansas                        1               48,928       0.02        8.000       693           48,928     97.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
California                    324           81,368,122      27.59        7.018       654          251,136     75.15       39.52
-------------------------------------------------------------------------------------------------------------------------------
Colorado                       37            7,478,816       2.54        6.912       669          202,130     80.52       34.46
-------------------------------------------------------------------------------------------------------------------------------
Connecticut                    23            3,302,373       1.12        7.505       627          143,581     78.34       46.65
-------------------------------------------------------------------------------------------------------------------------------
Delaware                        4            1,192,382       0.40        6.783       679          298,096     71.76        7.95
-------------------------------------------------------------------------------------------------------------------------------
District of Columbia            5              533,080       0.18        6.669       641          106,616     70.08       84.24
-------------------------------------------------------------------------------------------------------------------------------
Florida                       236           33,311,940      11.29        7.368       645          141,152     78.32       39.67
-------------------------------------------------------------------------------------------------------------------------------
Georgia                        50            6,851,731       2.32        7.573       634          137,035     82.26       48.06
-------------------------------------------------------------------------------------------------------------------------------
Hawaii                          1              189,272       0.06        7.900       701          189,272    100.00        0.00
-------------------------------------------------------------------------------------------------------------------------------
Idaho                           9            1,062,711       0.36        7.568       600          118,079     89.49      100.00
-------------------------------------------------------------------------------------------------------------------------------
Illinois                       49            8,147,688       2.76        7.804       638          166,279     79.69       38.09
-------------------------------------------------------------------------------------------------------------------------------
Indiana                        14            1,276,585       0.43        7.812       633           91,185     85.28       75.11
-------------------------------------------------------------------------------------------------------------------------------
Iowa                            1               77,000       0.03       10.450       502           77,000     69.37      100.00
-------------------------------------------------------------------------------------------------------------------------------
Kansas                          3              299,466       0.10        7.767       635           99,822     78.78       60.92
-------------------------------------------------------------------------------------------------------------------------------
Kentucky                        5              253,319       0.09        9.393       583           50,664     76.83       61.79
-------------------------------------------------------------------------------------------------------------------------------
Louisiana                      10            1,088,920       0.37        7.751       617          108,892     83.98       35.82
-------------------------------------------------------------------------------------------------------------------------------
Maine                           1               95,809       0.03        7.375       547           95,809     74.67      100.00
-------------------------------------------------------------------------------------------------------------------------------
Maryland                       60           12,319,340       4.18        7.093       639          205,322     78.04       50.32
-------------------------------------------------------------------------------------------------------------------------------
Massachusetts                  38            8,684,965       2.94        7.726       647          228,552     75.68       32.07
-------------------------------------------------------------------------------------------------------------------------------
Michigan                       63            7,547,374       2.56        8.117       625          119,800     80.04       49.03
-------------------------------------------------------------------------------------------------------------------------------
Minnesota                      16            3,160,929       1.07        7.314       646          197,558     75.03       35.83
-------------------------------------------------------------------------------------------------------------------------------
Mississippi                     2            1,063,243       0.36        5.080       661          531,621     77.45       93.45
-------------------------------------------------------------------------------------------------------------------------------
Missouri                       14            1,452,163       0.49        8.029       637          103,726     83.16       37.97
-------------------------------------------------------------------------------------------------------------------------------
Montana                         3              343,074       0.12        7.997       590          114,358     85.74      100.00
-------------------------------------------------------------------------------------------------------------------------------
Nebraska                        1               24,642       0.01        8.250       633           24,642     90.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
Nevada                         20            3,816,678       1.29        7.251       645          190,834     79.81       19.43
-------------------------------------------------------------------------------------------------------------------------------
New Hampshire                   3              246,602       0.08        7.682       675           82,201     71.88       20.28
-------------------------------------------------------------------------------------------------------------------------------
New Jersey                    149           37,906,395      12.85        6.833       652          254,405     74.84       19.91
-------------------------------------------------------------------------------------------------------------------------------
New Mexico                      4              478,853       0.16        8.137       613          119,713     83.76       66.34
-------------------------------------------------------------------------------------------------------------------------------
New York                      115           32,417,059      10.99        7.332       654          281,887     80.31       29.71
-------------------------------------------------------------------------------------------------------------------------------
North Carolina                 32            3,174,515       1.08        8.006       621           99,204     84.63       69.02
-------------------------------------------------------------------------------------------------------------------------------
Ohio                           32            2,511,105       0.85        8.501       611           78,472     83.36       52.87
-------------------------------------------------------------------------------------------------------------------------------
Oklahoma                        2               97,750       0.03        9.940       603           48,875     83.36      100.00
-------------------------------------------------------------------------------------------------------------------------------
Oregon                         13            1,913,091       0.65        7.546       644          147,161     82.85       62.51
-------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                   65            5,961,114       2.02        7.909       621           91,709     81.16       82.52
-------------------------------------------------------------------------------------------------------------------------------
Rhode Island                   11            1,621,391       0.55        8.312       615          147,399     80.56       32.02
-------------------------------------------------------------------------------------------------------------------------------
South Carolina                 14            2,250,118       0.76        7.813       619          160,723     77.11       36.85
-------------------------------------------------------------------------------------------------------------------------------
Tennessee                      10              983,533       0.33        8.059       630           98,353     87.73       44.19
-------------------------------------------------------------------------------------------------------------------------------
Texas                          25            2,399,930       0.81        8.318       621           95,997     81.67       68.96
-------------------------------------------------------------------------------------------------------------------------------
Utah                           14            2,178,180       0.74        7.642       618          155,584     80.39       56.25
-------------------------------------------------------------------------------------------------------------------------------
Virginia                       37            6,592,283       2.23        7.426       624          178,170     75.94       49.05
-------------------------------------------------------------------------------------------------------------------------------
Washington                     25            3,527,488       1.20        6.983       652          141,100     78.88       56.99
-------------------------------------------------------------------------------------------------------------------------------
West Virginia                   2              449,888       0.15        7.990       635          224,944     72.66       26.64
-------------------------------------------------------------------------------------------------------------------------------
Wisconsin                       8              992,450       0.34        7.246       650          124,056     76.92       46.00
-------------------------------------------------------------------------------------------------------------------------------
Wyoming                         1               63,115       0.02        7.990       734           63,115     80.00      100.00
-------------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,583         $294,962,257     100.00%       7.270%      646     $    186,331     77.70%      39.28%
-------------------------------------------------------------------------------------------------------------------------------

------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED
                                         PRINCIPAL    PERCENT OF     WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE    PERCENT
RANGE OF ORIGINAL        NUMBER OF        BALANCE      MORTGAGE      AVERAGE     CREDIT       BALANCE     ORIGINAL    FULL
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING      POOL         COUPON     SCORE      OUTSTANDING     LTV        DOC
----------------------------------------------------------------------------------------------------------------------------
50.00% or less               73         $ 10,353,047      3.51%       6.673%       662      $   141,823    42.75%     54.50%
---------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%             23            4,915,401      1.67        6.436        665          213,713    53.54      28.68
---------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%             59           13,004,629      4.41        6.601        662          220,417    58.08      35.32
---------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%             43            9,059,231      3.07        7.141        634          210,680    63.13      41.08
---------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%            152           30,439,186     10.32        6.922        653          200,258    69.29      29.22
---------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%            132           25,292,499      8.57        7.387        625          191,610    74.13      36.82
---------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%            616          126,159,278     42.77        7.204        649          204,804    79.66      33.59
---------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%            107           18,661,899      6.33        7.944        607          174,410    84.37      55.35
---------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%            202           30,875,918     10.47        7.671        640          152,851    89.69      53.78
---------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%            137           20,376,670      6.91        7.595        665          148,735    94.67      43.24
---------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%            39            5,824,499      1.97        8.033        673          149,346    99.62      71.45
---------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,583         $294,962,257    100.00%       7.270%       646      $   186,331    77.70%     39.28%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 11.66% to 100.00% and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans was approximately 77.70% . With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.38% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 86.42%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.84%.

MORTGAGE INSURANCE

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                          NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
MORTGAGE INSURANCE      MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
No Mortgage Insurance       1,254        $241,435,709      81.85%     7.247%      647       $192,532      76.10%     36.12%
--------------------------------------------------------------------------------------------------------------------------
Mortgage Insurance            329          53,526,548      18.15      7.374       644        162,695      84.92      53.51
--------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,583        $294,962,257     100.00%     7.270%      646       $186,331      77.70%     39.28%
--------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE

                                          AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                           NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
LOAN PURPOSE            MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
Purchase                      685        $135,579,252      45.96%     7.253%      668        $197,926     81.16%     29.48%
--------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout           727         129,720,084      43.98      7.337       624         178,432     75.00      47.29
--------------------------------------------------------------------------------------------------------------------------
Refinance - Rate Term         171          29,662,921      10.06      7.048       645         173,467     73.72      49.01
--------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,583        $294,962,257     100.00%     7.270%      646        $186,331     77.70%     39.28%
--------------------------------------------------------------------------------------------------------------------------

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                  COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

PROPERTY TYPE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                            PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   FULL
PROPERTY TYPE              MORTGAGE LOANS  OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence       1,109        $195,568,773       66.30%     7.255%      636     $   176,347    77.53%    43.73%
----------------------------------------------------------------------------------------------------------------------------
Townhouse                        17           1,906,974        0.65      8.108       626         112,175    74.84     13.69
----------------------------------------------------------------------------------------------------------------------------
Condominium                      87          14,239,637        4.83      7.234       669         163,674    79.25     30.04
----------------------------------------------------------------------------------------------------------------------------
Two-to-Four Family              237          55,500,174       18.82      7.341       672         234,178    77.61     26.51
----------------------------------------------------------------------------------------------------------------------------
Cooperative                       1             294,000        0.10      4.750       747         294,000    84.00    100.00
----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing             16           1,756,343        0.60      7.931       637         109,771    89.48     73.69
----------------------------------------------------------------------------------------------------------------------------
Mixed Use                         2             627,287        0.21      8.105       674         313,644    76.05      0.00
----------------------------------------------------------------------------------------------------------------------------
Planned Unit Development        114          25,069,068        8.50      7.146       659         219,904    77.75     37.89
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                        1,583        $294,962,257      100.00%     7.270%      646     $   186,331    77.70%    39.28%
----------------------------------------------------------------------------------------------------------------------------

DOCUMENTATION

                                          AGGREGATE                              WEIGHTED     AVERAGE      WEIGHTED
                                          PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                          NUMBER OF        BALANCE       MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL   FULL
DOCUMENTATION           MORTGAGE LOANS   OUTSTANDING       POOL       COUPON      SCORE     OUTSTANDING      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------

Full Documentation            755        $115,856,965      39.28%     7.398%       625      $   153,453     78.49%   100.00%
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation          310          67,709,069      22.96      7.456        647          218,416     76.62      0.00
----------------------------------------------------------------------------------------------------------------------------
Reduced Documentation         237          51,185,000      17.35      7.008        664          215,970     77.14      0.00
----------------------------------------------------------------------------------------------------------------------------
No Ratio                      185          42,599,435      14.44      6.954        671          230,267     77.73      0.00
----------------------------------------------------------------------------------------------------------------------------
No Income/No Asset             96          17,611,788       5.97      7.233        669          183,456     78.32      0.00
----------------------------------------------------------------------------------------------------------------------------
TOTAL                       1,583        $294,962,257     100.00%     7.270%       646      $   186,331     77.70%    39.28%
----------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                 AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                 PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    PERCENT
                 NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL     FULL
OCCUPANCY     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------
Primary           1,305         $252,668,981      85.66%     7.252%       640     $   193,616    77.99%     40.82%
------------------------------------------------------------------------------------------------------------------
Investment          260           39,269,561      13.31      7.386        686         151,037    76.14      29.57
------------------------------------------------------------------------------------------------------------------
Second Home          18            3,023,715       1.03      7.212        641         167,984    74.27      36.59
------------------------------------------------------------------------------------------------------------------
TOTAL             1,583         $294,962,257     100.00%     7.270%       646     $   186,331    77.70%     39.28%
------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MORTGAGE LOAN AGE SUMMARY

                                        AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE   PERCENT
MORTGAGE LOAN AGE       NUMBER OF        BALANCE       MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL    FULL
     SUMMARY          MORTGAGE LOANS   OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING     LTV        DOC
---------------------------------------------------------------------------------------------------------------------------
         1                 101         $ 21,786,547       7.39%       7.080%      651      $   215,708    77.69%     32.30%
---------------------------------------------------------------------------------------------------------------------------
         2                 571          115,989,184      39.32        7.146       649          203,133    76.26      30.48
---------------------------------------------------------------------------------------------------------------------------
         3                 308           57,657,600      19.55        7.238       659          187,200    80.51      33.65
---------------------------------------------------------------------------------------------------------------------------
         4                 182           32,651,572      11.07        7.006       644          179,404    76.75      63.23
---------------------------------------------------------------------------------------------------------------------------
         5                 139           24,459,902       8.29        7.233       643          175,971    78.06      49.32
---------------------------------------------------------------------------------------------------------------------------
         6                  89           12,146,189       4.12        7.805       636          136,474    81.02      47.99
---------------------------------------------------------------------------------------------------------------------------
         7                  76           12,476,823       4.23        8.023       603          164,169    77.69      50.27
---------------------------------------------------------------------------------------------------------------------------
         8                  45            6,597,840       2.24        8.109       628          146,619    78.29      35.58
---------------------------------------------------------------------------------------------------------------------------
         9                  17            3,324,254       1.13        8.003       625          195,544    78.82      47.83
---------------------------------------------------------------------------------------------------------------------------
         10                 17            1,586,431       0.54        8.348       638           93,319    79.38      50.10
---------------------------------------------------------------------------------------------------------------------------
         11                  8            1,903,976       0.65        7.435       659          237,997    75.93      47.93
---------------------------------------------------------------------------------------------------------------------------
         12                 10            1,412,250       0.48        8.272       627          141,225    75.91      48.41
---------------------------------------------------------------------------------------------------------------------------
         13                  4              733,124       0.25        7.830       598          183,281    64.40     100.00
---------------------------------------------------------------------------------------------------------------------------
         14                  6            1,158,983       0.39        7.753       593          193,164    73.00     100.00
---------------------------------------------------------------------------------------------------------------------------
         15                  2              189,942       0.06        7.945       563           94,971    79.24     100.00
---------------------------------------------------------------------------------------------------------------------------
         17                  1               45,693       0.02       11.000       613           45,693    85.00       0.00
---------------------------------------------------------------------------------------------------------------------------
         18                  1              190,417       0.06        8.250       552          190,417    56.57     100.00
---------------------------------------------------------------------------------------------------------------------------
         19                  1               55,249       0.02        8.250       652           55,249    80.00     100.00
---------------------------------------------------------------------------------------------------------------------------
         21                  3              351,316       0.12        8.622       587          117,105    81.20     100.00
---------------------------------------------------------------------------------------------------------------------------
         22                  1              188,327       0.06        9.375       562          188,327    80.00     100.00
---------------------------------------------------------------------------------------------------------------------------
         23                  1               56,638       0.02        9.875       566           56,638    80.00     100.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL                    1,583         $294,962,257     100.00%       7.270%      646      $   186,331    77.70%     39.28%
---------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
ORIGINAL PREPAYMENT     NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
   PENALTY TERM       MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------
    None                    599        $115,258,063     39.08%      7.146%      646      $   192,417    77.72%     40.87%
-------------------------------------------------------------------------------------------------------------------------
3 Months                      2             938,000      0.32       6.437       764          469,000    44.12       0.00
-------------------------------------------------------------------------------------------------------------------------
6 Months                      9           3,596,983      1.22       7.372       662          399,665    72.69      57.13
-------------------------------------------------------------------------------------------------------------------------
12 Months                    98          22,745,389      7.71       7.744       637          232,096    77.73      27.69
-------------------------------------------------------------------------------------------------------------------------
18 Months                     3             459,800      0.16       7.593       638          153,267    80.00       0.00
-------------------------------------------------------------------------------------------------------------------------
24 Months                   303          58,800,406     19.93       7.265       639          194,061    80.04      38.52
-------------------------------------------------------------------------------------------------------------------------
30 Months                     2             192,381      0.07       8.372       569           96,190    86.24     100.00
-------------------------------------------------------------------------------------------------------------------------
36 Months                   492          78,259,723     26.53       7.355       649          159,064    76.44      44.01
-------------------------------------------------------------------------------------------------------------------------
60 Months                    75          14,711,512      4.99       7.075       672          196,153    78.13      21.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL                     1,583        $294,962,257    100.00%      7.270%      646      $   186,331    77.70%     39.28%
-------------------------------------------------------------------------------------------------------------------------

The weighted average original prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

CREDIT SCORES

                                             AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED
                                             PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE       PRINCIPAL     AVERAGE     PERCENT
                            NUMBER OF         BALANCE       MORTGAGE     AVERAGE    CREDIT        BALANCE      ORIGINAL      FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS     OUTSTANDING       POOL        COUPON     SCORE      OUTSTANDING       LTV         DOC
-----------------------------------------------------------------------------------------------------------------------------------
Not Available                  1            $    194,798       0.07%      11.200%       0       $   194,798      65.00%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
451 to 500                     1                 314,672       0.11        9.250      500           314,672      75.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
501 to 550                   173              24,440,984       8.29        8.774      526           141,277      74.97        65.21
-----------------------------------------------------------------------------------------------------------------------------------
551 to 600                   276              42,652,980      14.46        7.897      579           154,540      78.54        70.32
-----------------------------------------------------------------------------------------------------------------------------------
601 to 650                   486              89,870,591      30.47        7.309      629           184,919      78.78        33.14
-----------------------------------------------------------------------------------------------------------------------------------
651 to 700                   383              76,968,478      26.09        6.909      674           200,962      77.61        28.29
-----------------------------------------------------------------------------------------------------------------------------------
701 to 750                   202              45,894,829      15.56        6.640      724           227,202      78.34        25.40
-----------------------------------------------------------------------------------------------------------------------------------
751 to 800                    59              14,333,275       4.86        6.433      770           242,937      71.66        44.62
-----------------------------------------------------------------------------------------------------------------------------------
801 to 850                     2                 291,650       0.10        8.097      807           145,825      87.27         0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     1,583            $294,962,257     100.00%        7.27%     646       $   186,331      77.70%       39.28%
-----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 646.

MARGINS

                                          AGGREGATE                                WEIGHTED      AVERAGE        WEIGHTED
                                          PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE      PRINCIPAL       AVERAGE     PERCENT
                          NUMBER OF        BALANCE       MORTGAGE      AVERAGE     CREDIT        BALANCE        ORIGINAL      FULL
RANGE OF MARGINS       MORTGAGE LOANS    OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING        LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
2.001% to 2.500%              28         $ 10,840,792      7.89%        5.740%       715       $    387,171      73.78%       33.55%
-----------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%              29            7,402,791      5.39         6.058        694            255,269      79.05         7.87
-----------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%              96           18,132,665     13.19         6.296        694            188,882      77.73        11.88
-----------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%              59           14,172,834     10.31         6.884        677            240,218      76.98        24.98
-----------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%              67           12,271,070      8.93         7.210        675            183,150      80.17        25.79
-----------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%              93           19,916,607     14.49         7.314        665            214,157      78.79        16.47
-----------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%              44            8,810,802      6.41         7.263        620            200,246      82.89        40.54
-----------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%              33            7,911,863      5.76         7.363        591            239,753      76.23        38.11
-----------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%              49            8,651,006      6.29         7.761        577            176,551      80.62        63.39
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%              72           13,673,620      9.95         8.325        597            189,911      80.93        42.55
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%              43            6,060,051      4.41         7.888        609            140,931      79.36        76.93
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%              23            3,122,047      2.27         8.248        607            135,741      76.36        67.89
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%              26            3,677,417      2.68         8.572        591            141,439      82.21        61.55
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%              11            1,160,550      0.84         9.047        572            105,505      82.67        66.66
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%              11            1,221,950      0.89         9.471        573            111,086      82.98        86.25
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%              2              275,750      0.20         8.929        543            137,875      89.56       100.00
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%             2              112,600      0.08        10.500        566             56,300      84.98       100.00
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%             1               45,500      0.03        10.875        544             45,500      70.00       100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                        689         $137,459,915    100.00%        7.184%       649       $    199,506      78.80%       33.14%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 10.625% per annum and the weighted average Margin of the Adjustable Rate Mortgage Loans was approximately 4.931% per annum.

--------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

MAXIMUM MORTGAGE RATES

                                      AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                      PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE   PERCENT
 RANGE OF MAXIMUM      NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   FULL
  MORTGAGE RATES     MORTGAGE LOANS  OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV       DOC
----------------------------------------------------------------------------------------------------------------------
11.000% or less            29        $  7,928,871      5.77%       5.289%      692      $ 273,409     76.18%    30.71%
---------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%         48           9,611,025      6.99        5.977       701        200,230     76.60     20.48
---------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%         82          19,320,154     14.06        6.400       688        235,612     76.46     15.01
---------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%         65          13,237,043      9.63        6.803       688        203,647     78.87     14.44
---------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%         91          23,290,413     16.94        7.082       673        255,939     78.01     27.57
---------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%         71          14,588,847     10.61        7.227       655        205,477     78.32     36.88
---------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%         65          11,690,950      8.50        7.348       616        179,861     81.27     47.40
---------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%         55           8,742,503      6.36        7.755       619        158,955     83.03     55.95
---------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%         70          11,695,151      8.51        8.009       593        167,074     82.46     49.91
---------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%         36           5,854,661      4.26        8.408       587        162,629     79.97     49.93
---------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%         37           5,625,443      4.09        8.867       568        152,039     79.50     47.14
---------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%         20           2,557,558      1.86        9.329       559        127,878     82.78     74.56
---------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%         11           2,016,806      1.47        9.833       526        183,346     73.84     20.65
---------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%          5             511,850      0.37       10.355       524        102,370     71.08     63.37
---------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%          3             593,842      0.43       10.696       560        197,947     76.89      7.66
---------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%          1             194,798      0.14       11.200         0        194,798     65.00      0.00
---------------------------------------------------------------------------------------------------------------------
TOTAL                     689        $137,459,915    100.00%       7.184%      649      $ 199,506     78.80%    33.14%
---------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.250% per annum to 18.200% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.200% per annum.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

NEXT RATE ADJUSTMENT DATE

                                              AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED
                                              PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL    AVERAGE    PERCENT
                              NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL    FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS   OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING     LTV        DOC
-------------------------------------------------------------------------------------------------------------------------------
January 2004                       1         $  1,000,000      0.73%      5.875%      749      $ 1,000,000    61.35%      0.00%
------------------------------------------------------------------------------------------------------------------------------
March 2004                         3              672,562      0.49       6.547       671          224,187    77.26      25.05
------------------------------------------------------------------------------------------------------------------------------
April 2004                         1              232,000      0.17       5.125       639          232,000    80.00     100.00
------------------------------------------------------------------------------------------------------------------------------
December 2004                      1              427,375      0.31       6.875       684          427,375    75.00       0.00
------------------------------------------------------------------------------------------------------------------------------
January 2005                       1              991,447      0.72       7.500       698          991,447    75.00       0.00
------------------------------------------------------------------------------------------------------------------------------
April 2005                         3            1,203,793      0.88       6.902       723          401,264    75.84      17.29
------------------------------------------------------------------------------------------------------------------------------
May 2005                           8            2,399,954      1.75       8.542       571          299,994    74.47      12.97
------------------------------------------------------------------------------------------------------------------------------
June 2005                         12            2,583,044      1.88       7.563       651          215,254    82.24      28.48
------------------------------------------------------------------------------------------------------------------------------
July 2005                         30            5,648,309      4.11       7.948       607          188,277    78.55      28.83
------------------------------------------------------------------------------------------------------------------------------
August 2005                       41            7,141,669      5.20       7.525       605          174,187    79.18      55.69
------------------------------------------------------------------------------------------------------------------------------
September 2005                   116           21,041,414     15.31       7.146       657          181,392    82.88      34.56
------------------------------------------------------------------------------------------------------------------------------
October 2005                     184           37,872,536     27.55       7.105       649          205,829    78.96      29.39
------------------------------------------------------------------------------------------------------------------------------
November 2005                     49           10,449,053      7.60       7.040       649          213,246    79.46      26.20
------------------------------------------------------------------------------------------------------------------------------
March 2006                         1              159,285      0.12       8.350       608          159,285   100.00     100.00
------------------------------------------------------------------------------------------------------------------------------
May 2006                           2            1,240,496      0.90       4.999       666          620,248    77.53      80.10
------------------------------------------------------------------------------------------------------------------------------
June 2006                          1              372,449      0.27       7.000       624          372,449    89.05       0.00
------------------------------------------------------------------------------------------------------------------------------
July 2006                          4              513,830      0.37       7.091       611          128,458    82.04     100.00
------------------------------------------------------------------------------------------------------------------------------
August 2006                        8            1,509,741      1.10       6.293       665          188,718    69.58      36.32
------------------------------------------------------------------------------------------------------------------------------
September 2006                    34            6,044,906      4.40       7.193       653          177,791    78.16      33.62
------------------------------------------------------------------------------------------------------------------------------
October 2006                     129           20,167,783     14.67       7.516       629          156,339    77.29      51.31
------------------------------------------------------------------------------------------------------------------------------
November 2006                      4            1,397,919      1.02       6.592       681          349,480    83.98      60.21
------------------------------------------------------------------------------------------------------------------------------
March 2008                         2            1,060,159      0.77       7.892       636          530,080    68.87       0.00
------------------------------------------------------------------------------------------------------------------------------
April 2008                         1              202,401      0.15       6.500       707          202,401    79.97       0.00
------------------------------------------------------------------------------------------------------------------------------
June 2008                          3              767,609      0.56       5.610       706          255,870    84.96      61.15
------------------------------------------------------------------------------------------------------------------------------
July 2008                          3              667,991      0.49       6.816       724          222,664    78.43       0.00
------------------------------------------------------------------------------------------------------------------------------
August 2008                        6              766,305      0.56       6.909       706          127,717    87.28      29.91
------------------------------------------------------------------------------------------------------------------------------
September 2008                    17            3,758,611      2.73       7.166       704          221,095    78.29       5.96
------------------------------------------------------------------------------------------------------------------------------
October 2008                      24            7,167,276      5.21       6.602       692          298,637    73.78      11.09
------------------------------------------------------------------------------------------------------------------------------
TOTAL                            689         $137,459,915    100.00%      7.184%      649      $   199,506    78.80%     33.14%
------------------------------------------------------------------------------------------------------------------------------

--------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                             ASSUMED MORTGAGE POOL
                           FIXED RATE MORTGAGE LOANS

                                                                                                  ORIGINAL
                                                                     ORIGINAL      REMAINING     MONTHS TO
                                    NET     ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
                      MORTGAGE   MORTGAGE     TERM        TERM         TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)     RATE(%)   (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     EXPIRATION
-----------------------------------------------------------------------------------------------------------
 1,219,012.85           9.577      9.037      219         214          360             355            0
-----------------------------------------------------------------------------------------------------------
   347,550.51           9.650      9.110      215         208          360             353           12
-----------------------------------------------------------------------------------------------------------
   269,872.00          10.137      9.597      252         244          360             352           24
-----------------------------------------------------------------------------------------------------------
    23,290.15          12.540     12.000      180         174          360             354           30
-----------------------------------------------------------------------------------------------------------
 2,444,331.53           9.687      9.147      200         194          349             343           36
-----------------------------------------------------------------------------------------------------------
 1,202,135.20           7.583      7.043      180         172          360             352           60
-----------------------------------------------------------------------------------------------------------
 9,305,179.16           6.467      5.745      179         174          179             174            0
-----------------------------------------------------------------------------------------------------------
   444,107.22           7.029      6.489      179         176          179             176           12
-----------------------------------------------------------------------------------------------------------
 1,488,332.78           6.916      6.346      179         176          179             176           36
-----------------------------------------------------------------------------------------------------------
   317,886.32           7.176      6.521      180         173          180             173           60
-----------------------------------------------------------------------------------------------------------
67,800,419.45           7.288      6.540      358         354          358             354            0
-----------------------------------------------------------------------------------------------------------
11,415,083.73           7.905      7.365      359         355          359             355           12
-----------------------------------------------------------------------------------------------------------
   428,681.95           7.593      7.053      360         358          360             358           18
-----------------------------------------------------------------------------------------------------------
 1,943,910.95           7.080      6.540      360         357          360             357           24
-----------------------------------------------------------------------------------------------------------
   874,518.64           6.437      5.897      360         358          360             358            3
-----------------------------------------------------------------------------------------------------------
37,222,007.77           7.292      6.741      358         355          358             355           36
-----------------------------------------------------------------------------------------------------------
 1,318,772.99           7.887      7.347      360         358          360             358            6
-----------------------------------------------------------------------------------------------------------
 8,777,906.80           7.175      6.590      360         357          360             357           60
-----------------------------------------------------------------------------------------------------------

                            ADJUSTABLE RATE MORTGAGE

                                                                                                                          NUMBER OF
                                                                                                                           MONTHS
                                                                         Initial                                Rate     UNTIL NEXT
                                  Net    Original  Remaining              Rate                                 Change       RATE
                     Mortgage  Mortgage    Term      Term       Gross    Change   Periodic  Maximum  Minimum  Frequency  ADJUSTMENT
Current Balance ($)  Rate(%)    Rate(%)  (Months)  (Months)   Margin(%)  Cap(%)    Cap(%)   Rate(%)  Rate(%)  (Months)      Date
-----------------------------------------------------------------------------------------------------------------------------------
 1,775,665.96          6.021     5.481     360        356       2.857     1.354     1.000    11.933   6.021       6           2
-----------------------------------------------------------------------------------------------------------------------------------
17,577,669.63          7.176     6.625     360        358       4.742     2.633     1.108    13.169   5.729       6          22
-----------------------------------------------------------------------------------------------------------------------------------
 6,347,932.18          7.502     6.962     360        357       4.860     2.644      1.16    13.677   6.240       6          21
-----------------------------------------------------------------------------------------------------------------------------------
50,652,825.89          7.308     6.727     360        357       5.038     2.812     1.118    13.392   6.463       6          21
-----------------------------------------------------------------------------------------------------------------------------------
 7,459,175.30          6.984     6.444     360        355       4.434     2.859     1.083    12.859   6.224       6          19
-----------------------------------------------------------------------------------------------------------------------------------
   822,756.26          6.912     6.372     360        358       3.973     3.000     1.312    12.912   3.973       8          22
-----------------------------------------------------------------------------------------------------------------------------------
   823,614.55          5.605     5.065     360        358       2.815     3.000     1.000    11.472   3.128       6          22
-----------------------------------------------------------------------------------------------------------------------------------
 8,179,089.17          6.798     6.258     360        358       5.465     2.681     1.084    13.239   6.185       6          34
-----------------------------------------------------------------------------------------------------------------------------------
   705,441.98          7.556     7.016     360        358       6.368     3.000     1.000     14.18   6.807       6          34
-----------------------------------------------------------------------------------------------------------------------------------
 1,148,728.93          5.196     4.656     360        354       2.495     3.000     1.000     10.39   5.082       6          30
-----------------------------------------------------------------------------------------------------------------------------------
   156,070.82          7.750     7.210     360        358       7.500     3.000     1.000     14.75   7.750       6          34
-----------------------------------------------------------------------------------------------------------------------------------
17,879,558.43          7.574     7.030     360        357       6.299     2.922     1.050    14.042   7.270       6          33
-----------------------------------------------------------------------------------------------------------------------------------
 1,212,019.52          7.125     6.585     360        358       4.063     3.000     1.500    12.625   4.063       6          34
-----------------------------------------------------------------------------------------------------------------------------------
 3,376,334.02          5.972     5.432     360        357       2.611     4.395     1.231    10.972   3.014       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 1,945,926.09          7.481     6.941     360        354       4.174     4.797     1.000    12.481   4.494       6          54
-----------------------------------------------------------------------------------------------------------------------------------
   805,615.87          6.994     6.454     360        357       4.323     5.000     1.000    11.994   5.108       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 4,694,242.62          7.041     6.501     360        357       3.709     4.356     1.000    12.128   6.357       6          57
-----------------------------------------------------------------------------------------------------------------------------------
 2,594,332.78          6.954     6.414     360        357       3.929     4.788     1.000    11.954   4.566       6          57
-----------------------------------------------------------------------------------------------------------------------------------

                                     Original
                                     Months to
                                    Prepayment
                                      Penalty
Current Balance ($)      Index      Expiration
----------------------------------------------
 1,775,665.96        6 Month LIBOR      36
----------------------------------------------
17,577,669.63        6 Month LIBOR       0
----------------------------------------------
 6,347,932.18        6 Month LIBOR      12
----------------------------------------------
50,652,825.89        6 Month LIBOR      24
----------------------------------------------
 7,459,175.30        6 Month LIBOR      36
----------------------------------------------
   822,756.26        6 Month LIBOR       6
----------------------------------------------
   823,614.55        6 Month LIBOR      60
----------------------------------------------
 8,179,089.17        6 Month LIBOR       0
----------------------------------------------
   705,441.98        6 Month LIBOR      12
----------------------------------------------
 1,148,728.93        6 Month LIBOR      24
----------------------------------------------
   156,070.82        6 Month LIBOR      30
----------------------------------------------
17,879,558.43        6 Month LIBOR      36
----------------------------------------------
 1,212,019.52        6 Month LIBOR       6
----------------------------------------------
 3,376,334.02        6 Month LIBOR       0
----------------------------------------------
 1,945,926.09        6 Month LIBOR      12
----------------------------------------------
   805,615.87        6 Month LIBOR      24
----------------------------------------------
 4,694,242.62        6 Month LIBOR      36
----------------------------------------------
 2,594,332.78        6 Month LIBOR      60
----------------------------------------------

---------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                             ONE MONTH LIBOR CAP #1

        BEGINNING   ENDING      NOTIONAL        LOWER         UPPER
MON      ACCRUAL    ACCRUAL    BALANCE ($)    COLLAR (%)    COLLAR (%)
---      -------    -------    -----------    ----------    ----------
  1      12/29/03  01/25/04  197,010,000.00     6.37834      10.00000
  2      01/25/04  02/25/04  193,834,738.84     6.37887      10.00000
  3      02/25/04  03/25/04  190,569,914.00     6.37937      10.00000
  4      03/25/04  04/25/04  187,212,770.82     6.37984      10.00000
  5      04/25/04  05/25/04  183,761,427.52     6.38029      10.00000
  6      05/25/04  06/25/04  180,214,957.11     6.38070      10.00000
  7      06/25/04  07/25/04  176,573,288.19     6.39267      10.00000
  8      07/25/04  08/25/04  172,837,628.82     6.39295      10.00000
  9      08/25/04  09/25/04  169,009,688.35     6.39321      10.00000
 10      09/25/04  10/25/04  165,110,790.02     6.39343      10.00000
 11      10/25/04  11/25/04  161,252,786.88     6.39363      10.00000
 12      11/25/04  12/25/04  157,486,801.82     6.39383      10.00000
 13      12/25/04  01/25/05  153,810,586.40     6.40483      10.00000
 14      01/25/05  02/25/05  150,222,194.95     6.40499      10.00000
 15      02/25/05  03/25/05  146,719,230.66     6.40607      10.00000
 16      03/25/05  04/25/05  143,299,630.55     6.40622      10.00000
 17      04/25/05  05/25/05  139,961,341.53     6.40637      10.00000
 18      05/25/05  06/25/05  136,702,382.85     6.40652      10.00000
 19      06/25/05  07/25/05  133,520,823.17     6.41719      10.00000
 20      07/25/05  08/25/05  130,414,959.91     6.41730      10.00000
 21      08/25/05  09/25/05  127,382,766.93     6.41789      10.00000
 22      09/25/05  10/25/05  124,422,461.60     6.41800      10.00000
 23      10/25/05  11/25/05  121,532,290.33     6.41811      10.00000
 24      11/25/05  12/25/05  118,710,550.93     6.54151      10.00000
 25      12/25/05  01/25/06  115,957,437.23     7.46363      10.00000
 26      01/25/06  02/25/06  113,282,507.19     7.45903      10.00000
 27      02/25/06  03/25/06  110,670,391.41     7.45492      10.00000
 28      03/25/06  04/25/06  108,119,585.09     7.45033      10.00000
 29      04/25/06  05/25/06  105,628,609.24     7.44576      10.00000
 30      05/25/06  06/25/06  103,196,026.98     7.48618      10.00000
 31      06/25/06  07/25/06  100,820,862.62     7.83987      10.00000
 32      07/25/06  08/25/06   98,504,419.49     7.83356      10.00000
 33      08/25/06  09/25/06   96,242,094.99     7.82774      10.00000
 34      09/25/06  10/25/06   94,032,598.87     7.82146      10.00000
 35      10/25/06  11/25/06   91,874,664.21     7.81519      10.00000
 36      11/25/06  12/25/06   89,767,059.38     7.85607      10.00000
 37      12/25/06  01/25/07   87,708,934.10     8.39610      10.00000
 38      01/25/07  02/25/07   85,703,314.29     8.38920      10.00000
 39      02/25/07  03/25/07   83,744,288.31     8.38051      10.00000
 40      03/25/07  04/25/07   81,830,725.22     8.37159      10.00000
 41      04/25/07  05/25/07   79,961,543.72     8.36269      10.00000
 42      05/25/07  06/25/07   78,135,690.65     8.39531      10.00000
 43      06/25/07  07/25/07   76,352,360.57     8.65096      10.00000
 44      07/25/07  08/25/07   74,611,765.77     8.64560      10.00000
 45      08/25/07  09/25/07   72,911,449.40     8.63540      10.00000
 46      09/25/07  10/25/07   71,250,420.10     8.62522      10.00000
 47      10/25/07  11/25/07   69,627,749.48     8.61506      10.00000
 48      11/25/07  12/25/07   68,042,531.63     8.60599      10.00000
 49      12/25/07  01/25/08   66,493,889.37     8.65800      10.00000
 50      01/25/08  02/25/08   64,981,313.24     8.64827      10.00000
 51      02/25/08  03/25/08   63,503,587.65     8.64196      10.00000
 52      03/25/08  04/25/08   62,059,911.57     8.63162      10.00000
 53      04/25/08  05/25/08   60,649,459.20     8.62130      10.00000
 54      05/25/08  06/25/08   59,271,449.06     8.61152      10.00000
 55      06/25/08  07/25/08   57,925,121.10     8.66160      10.00000
 56      07/25/08  08/25/08   56,609,994.06     8.65109      10.00000
 57      08/25/08  09/25/08   55,325,063.17     8.64061      10.00000
 58      09/25/08  10/25/08   54,069,620.04     8.63406      10.00000
 59      10/25/08  11/25/08   52,842,990.73     8.64605      10.00000
 60      11/25/08  12/25/08   51,644,625.90     8.67022      10.00000
 61      12/25/08  01/25/09   50,473,985.61     8.71694      10.00000
 62      01/25/09  02/25/09   49,330,484.43     8.70599      10.00000
 63      02/25/09  03/25/09   48,213,138.35     8.69508      10.00000
 64      03/25/09  04/25/09   47,121,336.63     8.68420      10.00000
 65      04/25/09  05/25/09   46,054,483.13     8.67576      10.00000
 66      05/25/09  06/25/09   45,012,004.41     8.67330      10.00000
 67      06/25/09  07/25/09   43,993,363.66     8.66556      10.00000
 68      07/25/09  08/25/09   42,997,977.86     8.65475      10.00000
 69      08/25/09  09/25/09   42,025,292.04     8.64397      10.00000
 70      09/25/09  10/25/09   41,074,778.09     8.63323      10.00000
 71      10/25/09  11/25/09   40,145,920.51     8.62252      10.00000
 72      11/25/09  12/25/09   39,238,216.09     8.61194      10.00000
 73      12/25/09  01/25/10   38,351,173.98     8.60130      10.00000
 74      01/25/10  02/25/10   37,484,314.26     8.59070      10.00000
 75      02/25/10  03/25/10   36,637,168.78     8.58013      10.00000
 76      03/25/10  04/25/10   35,809,280.59     8.56960      10.00000
 77      04/25/10  05/25/10   35,000,203.53     8.55911      10.00000
 78      05/25/10  06/25/10   34,209,502.08     8.54865      10.00000
 79      06/25/10  07/25/10   33,436,751.04     8.53823      10.00000
 80      07/25/10  08/25/10   32,681,535.30     8.52785      10.00000
 81      08/25/10  09/25/10   31,943,449.59     8.51750      10.00000
 82      09/25/10  10/25/10   31,222,098.24     8.50720      10.00000
 83      10/25/10  11/25/10   30,517,094.94     8.49693      10.00000
 84      11/25/10  12/25/10   29,828,062.53     8.48670      10.00000
 85      12/25/10  01/25/11   29,154,632.76     8.48108      10.00000
 86      01/25/11  02/25/11   28,496,472.02     8.47090      10.00000
 87      02/25/11  03/25/11   27,853,201.93     8.46075      10.00000
 88      03/25/11  04/25/11   27,224,479.76     8.45065      10.00000
 89      04/25/11  05/25/11   26,609,970.88     8.44058      10.00000
 90      05/25/11  06/25/11   26,009,348.56     8.43056      10.00000
 91      06/25/11  07/25/11   25,422,293.71     8.42057      10.00000
 92      07/25/11  08/25/11   24,848,494.81     8.41062      10.00000
 93      08/25/11  09/25/11   24,287,647.64     8.40072      10.00000
 94      09/25/11  10/25/11   23,739,455.13     8.39085      10.00000
 95      10/25/11  11/25/11   23,203,627.19     8.38102      10.00000
 96      11/25/11  12/25/11   22,679,880.54     8.37124      10.00000
 97      12/25/11  01/25/12   22,167,938.56     8.36149      10.00000
 98      01/25/12  02/25/12   21,667,531.09     8.35179      10.00000
 99      02/25/12  03/25/12   21,178,394.31     8.34212      10.00000
100      03/25/12  04/25/12   20,700,270.60     8.33250      10.00000
101      04/25/12  05/25/12   20,232,908.33     8.32292      10.00000
102      05/25/12  06/25/12   19,776,061.79     8.31338      10.00000

------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                             ONE MONTH LIBOR CAP #2


        BEGINNING   ENDING      NOTIONAL        LOWER         UPPER
MON      ACCRUAL    ACCRUAL    BALANCE ($)    COLLAR (%)    COLLAR (%)
---      -------    -------    -----------    ----------    ----------
  1      12/29/03  01/25/04   78,193,717.00     6.37800      10.00000
  2      01/25/04  02/25/04   76,933,449.00     6.37900      10.00000
  3      02/25/04  03/25/04   75,637,632.00     6.37900      10.00000
  4      03/25/04  04/25/04   74,305,175.00     6.38000      10.00000
  5      04/25/04  05/25/04   72,935,329.00     6.38000      10.00000
  6      05/25/04  06/25/04   71,527,727.00     6.38100      10.00000
  7      06/25/04  07/25/04   70,082,340.00     6.39300      10.00000
  8      07/25/04  08/25/04   68,599,648.00     6.39300      10.00000
  9      08/25/04  09/25/04   67,080,330.00     6.39300      10.00000
 10      09/25/04  10/25/04   65,532,848.00     6.39300      10.00000
 11      10/25/04  11/25/04   64,001,598.00     6.39400      10.00000
 12      11/25/04  12/25/04   62,506,870.00     6.39400      10.00000
 13      12/25/04  01/25/05   61,047,772.00     6.40500      10.00000
 14      01/25/05  02/25/05   59,623,531.00     6.40500      10.00000
 15      02/25/05  03/25/05   58,233,196.00     6.40600      10.00000
 16      03/25/05  04/25/05   56,875,949.00     6.40600      10.00000
 17      04/25/05  05/25/05   55,550,975.00     6.40600      10.00000
 18      05/25/05  06/25/05   54,257,487.00     6.40700      10.00000
 19      06/25/05  07/25/05   52,994,719.00     6.41700      10.00000
 20      07/25/05  08/25/05   51,761,994.00     6.41700      10.00000
 21      08/25/05  09/25/05   50,558,510.00     6.41800      10.00000
 22      09/25/05  10/25/05   49,383,558.00     6.41800      10.00000
 23      10/25/05  11/25/05   48,236,443.00     6.41800      10.00000
 24      11/25/05  12/25/05   47,116,488.00     6.54200      10.00000
 25      12/25/05  01/25/06   46,023,771.00     7.46400      10.00000
 26      01/25/06  02/25/06   44,962,085.00     7.45900      10.00000
 27      02/25/06  03/25/06   43,925,330.00     7.45500      10.00000
 28      03/25/06  04/25/06   42,912,909.00     7.45000      10.00000
 29      04/25/06  05/25/06   41,924,235.00     7.44600      10.00000
 30      05/25/06  06/25/06   40,958,738.00     7.48600      10.00000
 31      06/25/06  07/25/06   40,016,030.00     7.84000      10.00000
 32      07/25/06  08/25/06   39,096,628.00     7.83400      10.00000
 33      08/25/06  09/25/06   38,198,706.00     7.82800      10.00000
 34      09/25/06  10/25/06   37,321,752.00     7.82100      10.00000
 35      10/25/06  11/25/06   36,465,263.00     7.81500      10.00000
 36      11/25/06  12/25/06   35,628,750.00     7.85600      10.00000
 37      12/25/06  01/25/07   34,811,876.00     8.39600      10.00000
 38      01/25/07  02/25/07   34,015,840.00     8.38900      10.00000
 39      02/25/07  03/25/07   33,238,299.00     8.38100      10.00000
 40      03/25/07  04/25/07   32,478,801.00     8.37200      10.00000
 41      04/25/07  05/25/07   31,736,919.00     8.36300      10.00000
 42      05/25/07  06/25/07   31,012,233.00     8.39500      10.00000
 43      06/25/07  07/25/07   30,304,426.00     8.65100      10.00000
 44      07/25/07  08/25/07   29,613,580.00     8.64600      10.00000
 45      08/25/07  09/25/07   28,938,720.00     8.63500      10.00000
 46      09/25/07  10/25/07   28,279,454.00     8.62500      10.00000
 47      10/25/07  11/25/07   27,635,412.00     8.61500      10.00000
 48      11/25/07  12/25/07   27,006,236.00     8.60600      10.00000
 49      12/25/07  01/25/08   26,391,576.00     8.65800      10.00000
 50      01/25/08  02/25/08   25,791,231.00     8.64800      10.00000
 51      02/25/08  03/25/08   25,204,718.00     8.64200      10.00000
 52      03/25/08  04/25/08   24,631,720.00     8.63200      10.00000
 53      04/25/08  05/25/08   24,071,908.00     8.62100      10.00000
 54      05/25/08  06/25/08   23,524,973.00     8.61200      10.00000
 55      06/25/08  07/25/08   22,990,612.00     8.66200      10.00000
 56      07/25/08  08/25/08   22,468,635.00     8.65100      10.00000
 57      08/25/08  09/25/08   21,958,643.00     8.64100      10.00000
 58      09/25/08  10/25/08   21,460,355.00     8.63400      10.00000
 59      10/25/08  11/25/08   20,973,503.00     8.64600      10.00000
 60      11/25/08  12/25/08   20,497,870.00     8.67000      10.00000
 61      12/25/08  01/25/09   20,033,240.00     8.71700      10.00000
 62      01/25/09  02/25/09   19,579,382.00     8.70600      10.00000
 63      02/25/09  03/25/09   19,135,904.00     8.69500      10.00000
 64      03/25/09  04/25/09   18,702,566.00     8.68400      10.00000
 65      04/25/09  05/25/09   18,279,129.00     8.67600      10.00000
 66      05/25/09  06/25/09   17,865,367.00     8.67300      10.00000
 67      06/25/09  07/25/09   17,461,066.00     8.66600      10.00000
 68      07/25/09  08/25/09   17,065,995.00     8.65500      10.00000
 69      08/25/09  09/25/09   16,679,934.00     8.64400      10.00000
 70      09/25/09  10/25/09   16,302,673.00     8.63300      10.00000
 71      10/25/09  11/25/09   15,934,007.00     8.62300      10.00000
 72      11/25/09  12/25/09   15,573,737.00     8.61200      10.00000
 73      12/25/09  01/25/10   15,221,668.00     8.60100      10.00000
 74      01/25/10  02/25/10   14,877,610.00     8.59100      10.00000
 75      02/25/10  03/25/10   14,541,376.00     8.58000      10.00000
 76      03/25/10  04/25/10   14,212,785.00     8.57000      10.00000
 77      04/25/10  05/25/10   13,891,660.00     8.55900      10.00000
 78      05/25/10  06/25/10   13,577,829.00     8.54900      10.00000
 79      06/25/10  07/25/10   13,271,123.00     8.53800      10.00000
 80      07/25/10  08/25/10   12,971,376.00     8.52800      10.00000
 81      08/25/10  09/25/10   12,678,428.00     8.51800      10.00000
 82      09/25/10  10/25/10   12,392,122.00     8.50700      10.00000
 83      10/25/10  11/25/10   12,112,304.00     8.49700      10.00000
 84      11/25/10  12/25/10   11,838,826.00     8.48700      10.00000
 85      12/25/10  01/25/11   11,571,540.00     8.48100      10.00000
 86      01/25/11  02/25/11   11,310,315.00     8.47100      10.00000
 87      02/25/11  03/25/11   11,054,999.00     8.46100      10.00000
 88      03/25/11  04/25/11   10,805,458.00     8.45100      10.00000
 89      04/25/11  05/25/11   10,561,558.00     8.44100      10.00000
 90      05/25/11  06/25/11   10,323,170.00     8.43100      10.00000
 91      06/25/11  07/25/11   10,090,166.00     8.42100      10.00000
 92      07/25/11  08/25/11    9,862,424.00     8.41100      10.00000
 93      08/25/11  09/25/11    9,639,823.00     8.40100      10.00000
 94      09/25/11  10/25/11    9,422,244.00     8.39100      10.00000
 95      10/25/11  11/25/11    9,209,572.00     8.38100      10.00000
 96      11/25/11  12/25/11    9,001,696.00     8.37100      10.00000
 97      12/25/11  01/25/12    8,798,505.00     8.36100      10.00000
 98      01/25/12  02/25/12    8,599,892.00     8.35200      10.00000
 99      02/25/12  03/25/12    8,405,753.00     8.34200      10.00000
100      03/25/12  04/25/12    8,215,985.00     8.33300      10.00000
101      04/25/12  05/25/12    8,030,487.00     8.32300      10.00000
102      05/25/12  06/25/12    7,849,164.00     8.31300      10.00000

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                         AVAILABLE      AVAILABLE
                         FUNDS CAP      FUNDS CAP
MON          DATE       (%) (1), (2)   (%) (1), (3)
---------------------------------------------------
  1        1/25/2004       7.502           7.502
---------------------------------------------------
  2        2/25/2004       6.536          10.217
---------------------------------------------------
  3        3/25/2004       6.989          10.687
---------------------------------------------------
  4        4/25/2004       6.540          10.246
---------------------------------------------------
  5        5/25/2004       6.760          10.477
---------------------------------------------------
  6        6/25/2004       6.545          10.271
---------------------------------------------------
  7        7/25/2004       6.766          10.490
---------------------------------------------------
  8        8/25/2004       6.550          10.283
---------------------------------------------------
  9        9/25/2004       6.553          10.297
---------------------------------------------------
 10       10/25/2004       6.774          10.520
---------------------------------------------------
 11       11/25/2004       6.558          10.304
---------------------------------------------------
 12       12/25/2004       6.780          10.527
---------------------------------------------------
 13        1/25/2005       6.564          10.300
---------------------------------------------------
 14        2/25/2005       6.567          10.303
---------------------------------------------------
 15        3/25/2005       7.274          11.018
---------------------------------------------------
 16        4/25/2005       6.574          10.316
---------------------------------------------------
 17        5/25/2005       6.796          10.540
---------------------------------------------------
 18        6/25/2005       6.580          10.323
---------------------------------------------------
 19        7/25/2005       6.803          10.537
---------------------------------------------------
 20        8/25/2005       6.569          10.390
---------------------------------------------------
 21        9/25/2005       6.573          10.399
---------------------------------------------------
 22       10/25/2005       6.628          11.151
---------------------------------------------------
 23       11/25/2005       6.342          11.076
---------------------------------------------------
 24       12/25/2005       6.559          11.195
---------------------------------------------------
 25        1/25/2006       6.352           9.994
---------------------------------------------------
 26        2/25/2006       6.357          10.026
---------------------------------------------------
 27        3/25/2006       7.044          10.829
---------------------------------------------------
 28        4/25/2006       6.368          10.243
---------------------------------------------------
 29        5/25/2006       6.586          10.567
---------------------------------------------------
 30        6/25/2006       6.379          10.271
---------------------------------------------------
 31        7/25/2006       6.597          10.174
---------------------------------------------------
 32        8/25/2006       6.390           9.950
---------------------------------------------------
 33        9/25/2006       6.396           9.961
---------------------------------------------------
 34       10/25/2006       6.612          10.590
---------------------------------------------------
 35       11/25/2006       6.396          10.474
---------------------------------------------------
 36       12/25/2006       6.616          10.704
---------------------------------------------------
 37        1/25/2007       6.408           9.871
---------------------------------------------------
 38        2/25/2007       6.386           9.852
---------------------------------------------------
 39        3/25/2007       7.072          10.733
---------------------------------------------------
 40        4/25/2007       6.389          10.090
---------------------------------------------------
 41        5/25/2007       6.604          10.466
---------------------------------------------------
 42        6/25/2007       6.392          10.141
---------------------------------------------------
 43        7/25/2007       6.607          10.152
---------------------------------------------------
 44        8/25/2007       6.396           9.866
---------------------------------------------------
 45        9/25/2007       6.397           9.868
---------------------------------------------------
 46       10/25/2007       6.612          10.207
---------------------------------------------------
 47       11/25/2007       6.401           9.959
---------------------------------------------------
 48       12/25/2007       6.616          10.243
---------------------------------------------------
 49        1/25/2008       6.404           9.897
---------------------------------------------------
 50        2/25/2008       6.405           9.898
---------------------------------------------------
 51        3/25/2008       6.849          10.480
---------------------------------------------------
 52        4/25/2008       6.409           9.948
---------------------------------------------------
 53        5/25/2008       6.624          10.262
---------------------------------------------------
 54        6/25/2008       6.412           9.977
---------------------------------------------------
 55        7/25/2008       6.616          10.226
---------------------------------------------------
 56        8/25/2008       6.404           9.943
---------------------------------------------------
 57        9/25/2008       6.406           9.944
---------------------------------------------------
 58       10/25/2008       6.577          10.385
---------------------------------------------------
 59       11/25/2008       6.367          10.086
---------------------------------------------------
 60       12/25/2008       6.581          10.340
---------------------------------------------------
 61        1/25/2009       6.371           9.993
---------------------------------------------------
 62        2/25/2009       6.373           9.994
---------------------------------------------------
 63        3/25/2009       7.058          10.922
---------------------------------------------------
 64        4/25/2009       6.377          10.012
---------------------------------------------------
 65        5/25/2009       6.591          10.299
---------------------------------------------------
 66        6/25/2009       6.380          10.003
---------------------------------------------------
 67        7/25/2009       6.595          10.288
---------------------------------------------------
 68        8/25/2009       6.384          10.002
---------------------------------------------------
 69        9/25/2009       6.386          10.004
---------------------------------------------------
 70       10/25/2009       6.601          10.291
---------------------------------------------------
 71       11/25/2009       6.390          10.006
---------------------------------------------------
 72       12/25/2009       6.605          10.293
---------------------------------------------------
 73        1/25/2010       6.394          10.008
---------------------------------------------------
 74        2/25/2010       6.396          10.009
---------------------------------------------------
 75        3/25/2010       7.086          10.926
---------------------------------------------------
 76        4/25/2010       6.406          10.018
---------------------------------------------------
 77        5/25/2010       6.626          10.310
---------------------------------------------------
 78        6/25/2010       6.419          10.034
---------------------------------------------------
 79        7/25/2010       6.639          10.326
---------------------------------------------------
 80        8/25/2010       6.431          10.050
---------------------------------------------------
 81        9/25/2010       6.438          10.058
---------------------------------------------------
 82       10/25/2010       6.660          10.351
---------------------------------------------------
 83       11/25/2010       6.452          10.076
---------------------------------------------------
 84       12/25/2010       6.674          10.368
---------------------------------------------------
 85        1/25/2011       6.466          10.089
---------------------------------------------------
 86        2/25/2011       6.473          10.098
---------------------------------------------------
 87        3/25/2011       7.175          11.019
---------------------------------------------------
 88        4/25/2011       6.488          10.118
---------------------------------------------------
 89        5/25/2011       6.712          10.411
---------------------------------------------------
 90        6/25/2011       6.503          10.138
---------------------------------------------------
 91        7/25/2011       6.728          10.432
---------------------------------------------------
 92        8/25/2011       6.519          10.159
---------------------------------------------------
 93        9/25/2011       6.528          10.170
---------------------------------------------------
 94       10/25/2011       6.754          10.464
---------------------------------------------------
 95       11/25/2011       6.545          10.192
---------------------------------------------------
 96       12/25/2011       6.772          10.487
---------------------------------------------------
 97        1/25/2012       6.562          10.216
---------------------------------------------------
 98        2/25/2012       6.571          10.228
---------------------------------------------------
 99        3/25/2012       7.034          10.827
---------------------------------------------------
100        4/25/2012       6.590          10.253
---------------------------------------------------
101        5/25/2012       6.820          10.550
---------------------------------------------------
102        6/25/2012           -          10.280
---------------------------------------------------

1. Available Funds Cap means a per annum rate equal to 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period, then, multiplied by 30 and divided by the actual number of days in the related accrual period on such Distribution Date.

2. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.22%, respectively.

3. Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.22% in month 1, respectively, both increasing to 20.00% in month 2 and thereafter. The values indicated include proceeds from 1ML Caps, although such proceeds are excluded from the calculation of the Available Funds Cap defined herein.

-----------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                 DISCOUNT MARGIN AND PRICE/YIELD TABLE (TO CALL)

                           0%            80%           100%           150%           200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                        TO CALL       TO CALL        TO CALL         TO CALL        TO CALL
----------------------------------------------------------------------------------------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
==============================================================================================
A
         100.00000%             45             45             45             45             45

          WAL (YRS)          17.63           3.62           2.88           1.74           1.09
     MOD DURN (YRS)          15.10           3.47           2.79           1.71           1.09
   PRINCIPAL WINDOW  Jan04 - Mar32  Jan04 - Jun14  Jan04 - May12  Jan04 - May09  Jan04 - Nov06
----------------------------------------------------------------------------------------------
M-1

         100.00000%             70             70             70             70             70

          WAL (YRS)          25.46           6.84           5.52           4.34           3.70
     MOD DURN (YRS)          20.41           6.41           5.24           4.19           3.60
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - Jun14  Feb07 - May12  Aug07 - May09  Nov06 - Oct07
----------------------------------------------------------------------------------------------
M-2

         100.00000%            175            175            175            175            175

          WAL (YRS)          25.46           6.84           5.50           4.07           3.80
     MOD DURN (YRS)          17.97           6.13           5.04           3.83           3.61
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - Jun14  Jan07 - May12  Apr07 - May09  Aug07 - Oct07
----------------------------------------------------------------------------------------------
M-3

         100.00000%            200            200            200            200            200

          WAL (YRS)          25.46           6.84           5.49           3.97           3.61
     MOD DURN (YRS)          17.45           6.07           4.99           3.72           3.41
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - Jun14  Jan07 - May12  Mar07 - May09  Jun07 - Oct07
----------------------------------------------------------------------------------------------
B-1

         100.00000%            250            250            250            250            250

          WAL (YRS)          25.46           6.84           5.49           3.94           3.49
     MOD DURN (YRS)          16.47           5.95           4.91           3.64           3.27
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - Jun14  Jan07 - May12  Feb07 - May09  Apr07 - Oct07
----------------------------------------------------------------------------------------------
B-2

         100.00000%            300            300            300            300            300

          WAL (YRS)          25.46           6.84           5.49           3.90           3.41
     MOD DURN (YRS)          15.57           5.82           4.82           3.57           3.16
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - Jun14  Jan07 - May12  Feb07 - May09  Mar07 - Oct07
----------------------------------------------------------------------------------------------
B-3

          86.38094%            395            561            615            725            781

          WAL (YRS)          25.33           6.52           5.23           3.71           3.23
     MOD DURN (YRS)          14.66           5.37           4.45           3.30           2.92
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - May14  Jan07 - Apr12  Jan07 - Apr09  Feb07 - Sep07
----------------------------------------------------------------------------------------------

-----------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

                       DISCOUNT MARGIN TABLE (TO MATURITY)

                          0%             80%           100%           150%           200%
                     PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED  PRICING SPEED
                      TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY    TO MATURITY
----------------------------------------------------------------------------------------------
                      DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN    DISC MARGIN
==============================================================================================
A

         100.00000%             45             48             48             49             45

          WAL (YRS)          17.69           3.93           3.14           1.92           1.09
     MOD DURN (YRS)          15.14           3.72           3.01           1.87           1.09
   PRINCIPAL WINDOW  Jan04 - Aug33  Jan04 - Jul26  Jan04 - Nov22  Jan04 - Sep16  Jan04 - Nov06
----------------------------------------------------------------------------------------------
M-1

         100.00000%             70             73             73             73             81

          WAL (YRS)          25.61           7.53           6.10           4.73           5.58
     MOD DURN (YRS)          20.50           6.97           5.73           4.54           5.31
   PRINCIPAL WINDOW  Jul24 - Jun33  Mar07 - Jun22  Feb07 - Feb19  Aug07 - Dec13  Nov06 - Jan13
----------------------------------------------------------------------------------------------
M-2

         100.00000%            175            181            181            181            183

          WAL (YRS)          25.60           7.44           6.01           4.40           4.24
     MOD DURN (YRS)          18.03           6.56           5.43           4.11           3.99
   PRINCIPAL WINDOW  Jul24 - Apr33  Mar07 - Aug20  Jan07 - Aug17  Apr07 - Nov12  Aug07 - Apr10
----------------------------------------------------------------------------------------------
M-3

         100.00000%            200            205            205            205            204

          WAL (YRS)          25.58           7.31           5.88           4.23           3.79
     MOD DURN (YRS)          17.50           6.40           5.29           3.93           3.57
   PRINCIPAL WINDOW  Jul24 - Feb33  Mar07 - May18  Jan07 - Sep15  Mar07 - Jul11  Jun07 - May09
----------------------------------------------------------------------------------------------
B-1

         100.00000%            250            255            255            255            254

          WAL (YRS)          25.56           7.18           5.78           4.12           3.62
     MOD DURN (YRS)          16.51           6.18           5.11           3.80           3.38
   PRINCIPAL WINDOW  Jul24 - Dec32  Mar07 - Mar17  Jan07 - Sep14  Feb07 - Nov10  Apr07 - Nov08
----------------------------------------------------------------------------------------------
B-2

         100.00000%            300            302            302            302            302

          WAL (YRS)          25.51           6.97           5.61           3.98           3.46
     MOD DURN (YRS)          15.59           5.91           4.90           3.63           3.20
   PRINCIPAL WINDOW  Jul24 - Aug32  Mar07 - Dec15  Jan07 - Aug13  Feb07 - Mar10  Mar07 - May08
----------------------------------------------------------------------------------------------
B-3

          86.38094%            395            561            615            725            781

          WAL (YRS)          25.33           6.52           5.23           3.71           3.23
     MOD DURN (YRS)          14.66           5.37           4.45           3.30           2.92
   PRINCIPAL WINDOW  Jul24 - Mar32  Mar07 - May14  Jan07 - Apr12  Jan07 - Apr09  Feb07 - Sep07
----------------------------------------------------------------------------------------------

-------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

         PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04              99            77            72             59              46
   25-Dec-05              97            58            50             31              15
   25-Dec-06              96            43            33             13               0
   25-Dec-07              94            33            27             13               0
   25-Dec-08              92            27            20              9               0
   25-Dec-09              90            21            15              6               0
   25-Dec-10              88            17            12              4               0
   25-Dec-11              85            14             9              3               0
   25-Dec-12              83            11             7              2               0
   25-Dec-13              80             9             5              1               0
   25-Dec-14              77             7             4              1               0
   25-Dec-15              74             6             3              *               0
   25-Dec-16              71             4             2              0               0
   25-Dec-17              67             4             2              0               0
   25-Dec-18              64             3             1              0               0
   25-Dec-19              60             2             1              0               0
   25-Dec-20              56             2             *              0               0
   25-Dec-21              51             1             *              0               0
   25-Dec-22              47             1             0              0               0
   25-Dec-23              43             1             0              0               0
   25-Dec-24              39             *             0              0               0
   25-Dec-25              35             *             0              0               0
   25-Dec-26              32             0             0              0               0
   25-Dec-27              28             0             0              0               0
   25-Dec-28              24             0             0              0               0
   25-Dec-29              19             0             0              0               0
   25-Dec-30              14             0             0              0               0
   25-Dec-31               9             0             0              0               0
   25-Dec-32               4             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)               17.69          3.93          3.14          1.92              1.09
Principal Window     Jan04-Aug33   Jan04-Jul26    Jan04-Nov22   Jan04-Sep16      Jan04-Nov06

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100              85
   25-Dec-07             100            84            67             56              85
   25-Dec-08             100            67            50             23              64
   25-Dec-09             100            54            38             15              36
   25-Dec-10             100            43            29             10              18
   25-Dec-11             100            35            22              7               7
   25-Dec-12             100            28            17              4               *
   25-Dec-13             100            22            13              0               0
   25-Dec-14             100            18            10              0               0
   25-Dec-15             100            14             7              0               0
   25-Dec-16             100            11             6              0               0
   25-Dec-17             100             9             3              0               0
   25-Dec-18             100             7             *              0               0
   25-Dec-19             100             5             0              0               0
   25-Dec-20             100             4             0              0               0
   25-Dec-21             100             1             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              36             0             0              0               0
   25-Dec-31              23             0             0              0               0
   25-Dec-32               9             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.61         7.53          6.10          4.73             5.58
Principal Window     Jul24-Jun33   Mar07-Jun22   Feb07-Feb19    Aug07-Dec13     Nov06-Jan13

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100             100
   25-Dec-07             100            84            67             36              57
   25-Dec-08             100            67            50             23              10
   25-Dec-09             100            54            38             15               2
   25-Dec-10             100            43            29             10               0
   25-Dec-11             100            35            22              5               0
   25-Dec-12             100            28            17              0               0
   25-Dec-13             100            22            13              0               0
   25-Dec-14             100            18            10              0               0
   25-Dec-15             100            14             6              0               0
   25-Dec-16             100            11             2              0               0
   25-Dec-17             100             9             0              0               0
   25-Dec-18             100             5             0              0               0
   25-Dec-19             100             2             0              0               0
   25-Dec-20             100             0             0              0               0
   25-Dec-21             100             0             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              36             0             0              0               0
   25-Dec-31              23             0             0              0               0
   25-Dec-32               9             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.60         7.44          6.01           4.40            4.24
Principal Window      Jul24-Apr33  Mar07-Aug20   Jan07-Aug17    Apr07-Nov12     Aug07-Apr10

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100             100
   25-Dec-07             100            84            67             36              18
   25-Dec-08             100            67            50             23               8
   25-Dec-09             100            54            38             15               0
   25-Dec-10             100            43            29              9               0
   25-Dec-11             100            35            22              0               0
   25-Dec-12             100            28            17              0               0
   25-Dec-13             100            22            13              0               0
   25-Dec-14             100            18             7              0               0
   25-Dec-15             100            14             0              0               0
   25-Dec-16             100            11             0              0               0
   25-Dec-17             100             3             0              0               0
   25-Dec-18             100             0             0              0               0
   25-Dec-19             100             0             0              0               0
   25-Dec-20             100             0             0              0               0
   25-Dec-21             100             0             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              36             0             0              0               0
   25-Dec-31              23             0             0              0               0
   25-Dec-32               6             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.58        7.31           5.88          4.23             3.79
Principal Window      Jul24-Feb33  Mar07-May18   Jan07-Sep15    Mar07-Jul11     Jun07-May09

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100             100
   25-Dec-07             100            84            67             36              18
   25-Dec-08             100            67            50             23               0
   25-Dec-09             100            54            38             15               0
   25-Dec-10             100            43            29              0               0
   25-Dec-11             100            35            22              0               0
   25-Dec-12             100            28            17              0               0
   25-Dec-13             100            22             9              0               0
   25-Dec-14             100            18             0              0               0
   25-Dec-15             100            14             0              0               0
   25-Dec-16             100             2             0              0               0
   25-Dec-17             100             0             0              0               0
   25-Dec-18             100             0             0              0               0
   25-Dec-19             100             0             0              0               0
   25-Dec-20             100             0             0              0               0
   25-Dec-21             100             0             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              36             0             0              0               0
   25-Dec-31              23             0             0              0               0
   25-Dec-32               0             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.56        7.18           5.78          4.12             3.62
Principal Window      Jul24-Dec32  Mar07-Mar17   Jan07-Sep14    Feb07-Nov10     Apr07-Nov08

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100             100
   25-Dec-07             100            84            67             36              11
   25-Dec-08             100            67            50             23               0
   25-Dec-09             100            54            38              4               0
   25-Dec-10             100            43            29              0               0
   25-Dec-11             100            35            22              0               0
   25-Dec-12             100            28             9              0               0
   25-Dec-13             100            22             0              0               0
   25-Dec-14             100            11             0              0               0
   25-Dec-15             100             0             0              0               0
   25-Dec-16             100             0             0              0               0
   25-Dec-17             100             0             0              0               0
   25-Dec-18             100             0             0              0               0
   25-Dec-19             100             0             0              0               0
   25-Dec-20             100             0             0              0               0
   25-Dec-21             100             0             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              36             0             0              0               0
   25-Dec-31              23             0             0              0               0
   25-Dec-32               0             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.51         6.97         5.61           3.98            3.46
Principal Window      Jul24-Aug32  Mar07-Dec15   Jan07-Aug13    Feb07-Mar10     Mar07-May08

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR TMTS 2003-8HE

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                      0% PRICING   80% PRICING   100% PRICING   150% PRICING    200% PRICING
      DATE              SPEED         SPEED         SPEED          SPEED           SPEED
      ----              -----         -----         -----          -----           -----
Initial Percentage       100           100           100            100             100
   25-Dec-04             100           100           100            100             100
   25-Dec-05             100           100           100            100             100
   25-Dec-06             100           100           100            100             100
   25-Dec-07             100            84            67             34               0
   25-Dec-08             100            67            50              7               0
   25-Dec-09             100            54            38              0               0
   25-Dec-10             100            43            19              0               0
   25-Dec-11             100            31             4              0               0
   25-Dec-12             100            16             0              0               0
   25-Dec-13             100             4             0              0               0
   25-Dec-14             100             0             0              0               0
   25-Dec-15             100             0             0              0               0
   25-Dec-16             100             0             0              0               0
   25-Dec-17             100             0             0              0               0
   25-Dec-18             100             0             0              0               0
   25-Dec-19             100             0             0              0               0
   25-Dec-20             100             0             0              0               0
   25-Dec-21             100             0             0              0               0
   25-Dec-22             100             0             0              0               0
   25-Dec-23             100             0             0              0               0
   25-Dec-24              97             0             0              0               0
   25-Dec-25              88             0             0              0               0
   25-Dec-26              79             0             0              0               0
   25-Dec-27              69             0             0              0               0
   25-Dec-28              59             0             0              0               0
   25-Dec-29              48             0             0              0               0
   25-Dec-30              34             0             0              0               0
   25-Dec-31               6             0             0              0               0
   25-Dec-32               0             0             0              0               0
   25-Dec-33               0             0             0              0               0

WAL (yrs)                25.33         6.52          5.23          3.71             3.23
Principal Window      Jul24-Mar32  Mar07-May14   Jan07-Apr12    Jan07-Apr09     Feb07-Sep07

* = less than 0.5%

-------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.